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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-27203) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 65
                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 66


                             VANGUARD EXPLORER FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
          ON MAY 30, 2000, PURSUANT TO PARAGRAPH (B) OF RULE 485.




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--------------------------------------------------------------------------------

                                                               VANGUARD
                                                               EXPLORER(TM)
                                                               FUND

                                                               Prospectus
                                                               May 30, 2000

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1999.


                                                                    [A MEMBER OF
                                                        THE VANGUARD GROUP LOGO]

VANGUARD EXPLORER FUND
Prospectus
May 30, 2000

A Small-Company Growth Stock Mutual Fund
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1  FUND PROFILE                         13  FINANCIAL HIGHLIGHT
 3  ADDITIONAL INFORMATION               15  INVESTING WITH VANGUARD
 3  A WORD ABOUT RISK                        15  SERVICES AND ACCOUNT FEATURES
 3  WHO SHOULD INVEST                        16  TYPES OF ACCOUNTS
 5  PRIMARY INVESTMENT STRATEGIES            17  BUYING SHARES
 9  THE FUND AND VANGUARD                    19  REDEEMING SHARES
 9  INVESTMENT ADVISERS                      22  TRANSFERRING REGISTRATION
11  DIVIDENDS, CAPITAL GAINS, AND TAXES      23  FUND AND ACCOUNT UPDATES
13  SHARE PRICE                          GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
-------------------------------------------------------------------------------



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1

FUND PROFILE

The following profile summarizes key features of Vanguard Explorer Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $1 billion). These companies are considered by the Fund's advisers to have above-average prospects for growth. These companies often provide little or no dividend income.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the overall stock market. The Fund focuses on the stocks of smaller companies. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market. Such stocks have generally exhibited significant volatility due to several factors including smaller companies', less-certain prospects for growth, and dividends.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                              1990         -10.80%
                              1991          55.90%
                              1992          13.02%
                              1993          15.41%
                              1994           0.54%
                              1995          26.60%
                              1996          14.04%
                              1997          14.57%
                              1998           3.52%
                              1999          37.26%
              ----------------------------------------------------

              The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 15.97%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.91% (quarter ended September 30, 1990).

2

     ----------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     ----------------------------------------------------------------------
                                       1 YEAR       5 YEARS        10 YEARS
     ----------------------------------------------------------------------
     Vanguard Explorer Fund            37.26%       18.64%          15.67%
     Russell 2000 Index                21.26        16.69           13.40
     ----------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.

     SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:              None
     Sales Charge (Load) Imposed on Reinvested Dividends:   None
     Redemption Fee:                                        None
     Exchange Fee:                                          None

     ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management Expenses:                                  0.71%
     12b-1 Distribution Fee:                                None
     Other Expenses:                                       0.03%
      TOTAL ANNUAL FUND OPERATING EXPENSES:                0.74%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                1 YEAR       3 YEARS       5 YEARS     10 YEARS
               -------------------------------------------------
                 $76          $237          $411         $918
               -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1999 was 0.74%, or $7.40 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 1999 of 1.64%, or $16.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

3

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                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS             SUITABLE FOR IRAS
Distributed annually in December        Yes

INVESTMENT ADVISERS                     MINIMUM INITIAL INVESTMENT
The Fund uses five advisers:            $3,000; $1,000 for IRAs and custodial
- Granahan Investment Management,       accounts for minors
  Inc., Waltham, Mass., since 1990
- Wellington Management Company,        NEWSPAPER ABBREVIATION
  LLP, Boston, Mass., since 1967        Explr
- Chartwell Investment Partners,
  Berwyn, Pa., since 1997               VANGUARD FUND NUMBER
- The Vanguard Group, Valley Forge,     024
  Pa., since 1997
- Grantham, Mayo, Van Otterloo & Co.    CUSIP NUMBER
  LLC, Boston, Mass., beginning 2000    921926101

INCEPTION DATE                          TICKER SYMBOL
December 11, 1967                       VEXPX

NET ASSETS AS OF OCTOBER 31, 1999
$2.48 billion
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a fund that focuses on small and/or emerging companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for dividend income.

4

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                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing-switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

     The Fund has adopted the following policies, among others, to discourage short- term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

5

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objective, long-term growth in capital. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund. The Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies-and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those typically holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

MARKET EXPOSURE

The Fund's primary strategy is to invest chiefly in the stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund may also invest in securities that are convertible to common stocks.

[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1998)
--------------------------------------------------------------------------------
                 1 YEAR       5 YEARS      10 YEARS      20 YEARS
--------------------------------------------------------------------------------
Best              54.2%         24.1%        19.9%         17.7%
Worst            -43.1         -12.4         -0.8           3.1
Average           13.1          10.7         11.0          11.0
--------------------------------------------------------------------------------

6


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including smaller companies' less-certain prospects for growth and dividends.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM STOCKS OF SMALL COMPANIES WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, SMALL-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard Explorer Fund employs five investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's Board of Trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of the securities, and about the stock market and the economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which was responsible for approximately 44% of the Fund's assets as of December 31, 1999, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared to market value. The third category, "special value," includes companies that lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks

7

generally make up 50% to 80% of Granahan's share of Fund assets, with the other two categories generally at 10% to 25% each.
     Wellington Management Company, LLP (Wellington Management), which was responsible for approximately 29% of the Fund's assets as of December 31, 1999, uses research and analysis of individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.
     Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison to Wellington Management's expectations for growth. To help protect against risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     Chartwell Investment Partners (Chartwell), which was responsible for approximately 13% of the Fund's assets as of December 31, 1999, uses a research-driven process to choose stocks judged to have exceptional growth potential and to be selling at reasonable prices.
     After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund holdings as a group. In doing so, Chartwell uses computerized techniques to constantly evaluate its Fund's holdings.
     The Vanguard Group (Vanguard) employs a "quantitative" investment approach. It uses computerized mathematical models to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Vanguard was responsible for approximately 9% of the Fund's assets as of December 31, 1999.
     The fifth adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) began managing new cash invested in the Fund on April 3, 2000. GMO uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

     Vanguard manages the balance of the Fund's assets held in cash reserves, approximately 5% as of December 31, 1999, and may invest in stock index futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See below for more details on the Fund's policy on futures.

     The Fund is generally managed without regard to tax ramifications.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISERS
     MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 70%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8
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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds in 1999 was approximately 89%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may also  invest,  to a limited  extent,  in futures  and  options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small  price  movement  in a futures  contract  may result in an  immediate  and substantial  loss (or gain)  for a fund.  This  Fund  will not use  futures  for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund uses five investment advisers, each of which independently manages a percentage of the Fund's assets subject to the control of the Trustees and officers of the Fund. The advisers are:
- Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed about $1.7 billion in assets as of December 31, 1999.
- Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of December 31, 1999, Wellington Management managed more than $235 billion in stock and bond portfolios.
- Chartwell Investment Partners (Chartwell), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of December 31, 1999, Chartwell managed about $3.7 billion in assets.

10


- The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides at-cost investment advisory services to many Vanguard funds through its Quantitative Equity and Fixed Income Groups. Founded in 1975, Vanguard managed more than $371 billion in assets as of December 31, 1999.

- Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of December 31, 1999, GMO managed about $26 billion in assets.
     The Fund pays four of its investment advisers--Granahan, Wellington Management, Chartwell, and GMO--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative investment performance of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the Small Company Growth Fund Stock Index (for GMO, the Russell 2000 Growth Index) over the same period.
     The Fund's most recent STATEMENT OF ADDITIONAL INFORMATION provides complete details of how Granahan, Wellington Management, Chartwell, and GMO are compensated. The Fund pays no advisory fees to Vanguard, since it provides services to the Fund on an at-cost basis. For the fiscal year ended October 31, 1999, the Fund paid aggregate advisory fees and expenses representing an effective annual rate of 0.25% of the Fund's average net assets for the year.
     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

11

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The individuals primarily responsible for Vanguard Explorer Fund are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan Investment Management, Inc.; in investment management since 1963, with Granahan since 1985; adviser to the Fund since 1990; B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management Company, LLP; in investment management since 1982, with Wellington Management since 1986; adviser to the Fund since 1994; B.A. and M.B.A., Stanford University.

EDWARD N. ANTOIAN, CFA, Partner and one of the founders of Chartwell Investment Partners; in investment management, managing equity funds, since 1984; cofounder of Chartwell in 1997; adviser to the Fund since 1997; B.S., State University of New York; M.B.A., University of Pennsylvania.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group; has worked in investment management since 1985, primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at Grantham, Mayo, Van Otterloo & Co. LLC; has managed investments for GMO since 1979; began managing assets of the Fund in 2000; B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at Grantham, Mayo, Van Otterloo & Co. LLC; has managed investments for GMO since 1987; began managing assets of the Fund in 2000; B.S., University of Massachusetts.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

12

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;
-    certify that the taxpayer identification number is correct; and
-    confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

13

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                 TOTAL ASSETS - LIABILITIES
           NET ASSET VALUE =   ------------------------------
                                NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is EXPLR.

FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

14

--------------------------------------------------------------------------------
                                          VANGUARD EXPLORER FUND
                                          YEAR ENDED OCTOBER 31,
                        --------------------------------------------------------
                          1999       1998         1997         1996        1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $49.60     $62.31       $55.44       $51.05      $45.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .21        .21          .26          .26         .24
 Net Realized and
  Unrealized Gain
  (Loss) on Investments  12.18      (6.82)        9.71         8.37        7.25
                        --------------------------------------------------------
  Total from Investment
   Operations            12.39      (6.61)        9.97         8.63        7.49
                        --------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.20)      (.25)        (.27)        (.24)       (.17)
 Distributions from
  Realized Capital Gains  (.30)     (5.85)       (2.83)       (4.00)      (2.26)
                        --------------------------------------------------------
  Total Distributions     (.50)     (6.10)       (3.10)       (4.24)      (2.43)
--------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $61.49     $49.60       $62.31       $55.44      $51.05
================================================================================
TOTAL RETURN            25.14%    -11.22%       18.93%       17.97%      17.46%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $2,484     $2,196       $2,550       $2,186      $1,476
 Ratio of Total Expenses to
  Average Net Assets     0.74%      0.62%        0.62%        0.63%       0.68%
 Ratio of Net Investment
  Income to Average
  Net Assets             0.36%      0.37%        0.45%        0.51%       0.52%
 Turnover Rate             79%        72%          84%          51%         66%
================================================================================

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $49.60 per share. During the year, the Fund earned $0.21 per share from investment income (interest and dividends) and $12.18 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
Shareholders received $0.50 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
The earnings ($12.39 per share) minus the distributions ($0.50 per share) resulted in a share price of $61.49 at the end of the year. This was an increase of $11.89 per share (from $49.60 at the beginning of the year to $61.49 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 25.14% for the year. As of October 31, 1999, the Fund had $2.484 billion in net assets. For the year, its expense ratio was 0.74% ($7.40 per $1,000 of net assets); and its net investment income amounted to 0.36% of its average net assets. It sold and replaced securities valued at 79% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

15

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK ICON]. Please call us to request copies.
--------------------------------------------------------------------------------

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD(R) DIRECT DEPOSIT SERVICE [BOOK ICON]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD(R) AUTOMATIC EXCHANGE SERVICE [BOOK ICON]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOK ICON]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(R) [BOOK ICON]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK ICON]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------

ONLINE TRANSACTIONS WWW.VANGUARD.COM [COMPUTER ICON]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:

-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

16

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK ICON]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK ICON]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK ICON]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

17

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance AT THAT TIME is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . . [ENVELOPE ICON]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-24
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . . [TELEPHONE ICON]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

18

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account   Client Services
1-800-662-6273          1-800-662-2739

* You must obtain a Personal Identification Number (PIN) through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE ICON]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Explorer Fund-24
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

19

REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.

*    May require a signature guarantee; see footnote on page 21.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this "Redeeming Shares" section of the prospectus.

--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
     The Vanguard funds whose shares you cannot exchange online or by telephone are: VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and some other retirement accounts. If you sell shares of these funds online, a redemption check will be sent to your address of record.
--------------------------------------------------------------------------------

ONLINE REQUESTS www.vanguard.com [COMPUTER ICON]

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE ICON]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

20

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account   Client Services
1-800-662-6273          1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.
- The Personal Identification Number (PIN), if applicable (for instance, Tele-Account).

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE ICON]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

21

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division .  .  .

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check, exchange to another Vanguard fund, or Fund Express redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS(R) REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee may be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

22

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt the management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 1110                455 Devon Park Drive
Valley Forge, PA 19482-1110  Wayne, PA 19087-1815

23

For clients of Vanguard's Institutional Division . . .

First-class mail to:         Express or Registered mail to:
The Vanguard Group           The Vanguard Group
P.O. Box 2900                455 Devon Park Drive
Valley Forge, PA 19482-2900  Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK ICON]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK ICON]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK
The chance that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Explorer Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated
by reference into (and are thus
legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA
19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act file
number: 811-1530


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P024N-052000

                                                          VANGUARD
                                                          EXPLORER(TM)
                                                          FUND

                                                          Participant Prospectus
                                                          May 30, 2000

This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1999.


                                                                    [A MEMBER OF
                                                        THE VANGUARD GROUP LOGO]

VANGUARD EXPLORER FUND
Participant Prospectus
May 30, 2000

A Small-Company Growth Stock Mutual Fund
--------------------------------------------------------------------------------
CONTENTS
 1  FUND PROFILE                      11  DIVIDENDS, CAPITAL GAINS, AND TAXES
 3  ADDITIONAL INFORMATION            12  SHARE PRICE
 3  A WORD ABOUT RISK                 12  FINANCIAL HIGHLIGHTS
 3  WHO SHOULD INVEST                 14  INVESTING WITH VANGUARD
 5  PRIMARY INVESTMENT STRATEGIES     15  ACCESSING FUND INFORMATION BY COMPUTER
 9  THE FUND AND VANGUARD             GLOSSARY (inside back cover)
 9  INVESTMENT ADVISERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1

FUND PROFILE

The following profile summarizes key features of Vanguard Explorer Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $1 billion). These companies are considered by the Fund's advisers to have above-average prospects for growth. These companies often provide little or no dividend income.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the overall stock market. The Fund focuses on the stocks of smaller companies. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market. Such stocks have generally exhibited significant volatility due to several factors including smaller companies', less-certain prospects for growth, and dividends.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                              1990         -10.80%
                              1991          55.90%
                              1992          13.02%
                              1993          15.41%
                              1994           0.54%
                              1995          26.60%
                              1996          14.04%
                              1997          14.57%
                              1998           3.52%
                              1999          37.26%
              ----------------------------------------------------

              The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 15.97%.
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.91% (quarter ended September 30, 1990).

2

     ----------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     ----------------------------------------------------------------------
                                       1 YEAR       5 YEARS        10 YEARS
     ----------------------------------------------------------------------
     Vanguard Explorer Fund            37.26%       18.64%          15.67%
     Russell 2000 Index                21.26        16.69           13.40
     ----------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1999.

     SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:              None
     Sales Charge (Load) Imposed on Reinvested Dividends:   None
     Redemption Fee:                                        None
     Exchange Fee:                                          None

     ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management Expenses:                                  0.71%
     12b-1 Distribution Fee:                                None
     Other Expenses:                                       0.03%
      TOTAL ANNUAL FUND OPERATING EXPENSES:                0.74%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                1 YEAR       3 YEARS       5 YEARS     10 YEARS
               -------------------------------------------------
                 $76          $237          $411         $918
               -------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1999 was 0.74%, or $7.40 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 1999 of 1.64%, or $16.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                  INCEPTION DATE
Distributed annually in December             December 11, 1967

INVESTMENT ADVISERS                          NET ASSETS AS OF OCTOBER 31, 1999
The Fund uses five advisers:                 $2.48 billion
-  Granahan Investment Management, Inc.,
   Waltham, Mass., since 1990                NEWSPAPER ABBREVIATION
-  Wellington Management Company, LLP,       Explr
   Boston, Mass., since 1967
-  Chartwell Investment Partners, Berwyn,    VANGUARD FUND NUMBER
   Pa., since 1997                           024
-  The Vanguard Group, Valley Forge, Pa.,
   since 1997
-  Grantham, Mayo, Van Otterloo & Co.        CUSIP NUMBER
   LLC, Boston, Mass., beginning 2000        921926101

                                             TICKER SYMBOL
                                             VEXPX
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in the Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a fund that focuses on small and/or emerging companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for dividend income.

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing-switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

     The Fund has adopted the following policies, among others, to discourage short- term trading:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    The Fund reserves the right to stop offering shares at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

5

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objective, long-term growth in capital. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund. The Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies-and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $12 billion; mid-cap funds as those typically holding stocks of companies with a market value between $1 billion and $12 billion; and small-cap funds as those typically holding stocks of companies with a market value of less than $1 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

MARKET EXPOSURE

The Fund's primary strategy is to invest chiefly in the stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund may also invest in securities that are convertible to common stocks.

[FLAG]THE FUND IS SUBJECT TO STOCK MARKET  RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1998)
--------------------------------------------------------------------------------
                 1 YEAR       5 YEARS      10 YEARS      20 YEARS
--------------------------------------------------------------------------------
Best              54.2%         24.1%        19.9%         17.7%
Worst            -43.1         -12.4         -0.8           3.1
Average           13.1          10.7         11.0          11.0
--------------------------------------------------------------------------------

6


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including smaller companies' less-certain prospects for growth and dividends.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO  INVESTMENT  STYLE  RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM STOCKS OF SMALL COMPANIES WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, SMALL-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard Explorer Fund employs five investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's Board of Trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of the securities, and about the stock market and the economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which was responsible for approximately 44% of the Fund's assets as of December 31, 1999, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared to market value. The third category, "special value," includes companies that lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks

7

generally make up 50% to 80% of Granahan's share of Fund assets, with the other two categories generally at 10% to 25% each.
     Wellington Management Company, LLP (Wellington Management), which was responsible for approximately 29% of the Fund's assets as of December 31, 1999, uses research and analysis of individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.
     Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison to Wellington Management's expectations for growth. To help protect against risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     Chartwell Investment Partners (Chartwell), which was responsible for approximately 13% of the Fund's assets as of December 31, 1999, uses a research-driven process to choose stocks judged to have exceptional growth potential and to be selling at reasonable prices.
     After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund holdings as a group. In doing so, Chartwell uses computerized techniques to constantly evaluate its Fund's holdings.
     The Vanguard Group (Vanguard) employs a "quantitative" investment approach. It uses computerized mathematical models to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Vanguard was responsible for approximately 9% of the Fund's assets as of December 31, 1999.
     The fifth adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) began managing new cash invested in the Fund on April 3, 2000. GMO uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

     Vanguard manages the balance of the Fund's assets held in cash reserves, about 5% as of December 31, 1999, and may invest in stock index futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See below for more details on the Fund's policy on futures.

     The Fund is generally managed without regard to tax ramifications.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISERS
     MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 70%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds in 1999 was approximately 89%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.
     The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund uses five investment advisers, each of which independently manages a percentage of the Fund's assets subject to the control of the Trustees and officers of the Fund. The advisers are:
- Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed about $1.7 billion in assets as of December 31, 1999.
- Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of December 31, 1999, Wellington Management managed more than $235 billion in stock and bond portfolios.
- Chartwell Investment Partners (Chartwell), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of December 31, 1999, Chartwell managed about $3.7 billion in assets.

10


- The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides at-cost investment advisory services to many Vanguard funds through its Quantitative Equity and Fixed Income Groups. Founded in 1975, Vanguard managed more than $371 billion in assets as of December 31, 1999.

- Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of December 31, 1999, GMO managed about $26 billion in assets.
     The Fund pays four of its investment advisers--Granahan, Wellington Management, Chartwell, and GMO--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative investment performance of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the Small Company Growth Fund Stock Index (for GMO, the Russell 2000 Growth Index) over the same period.
     The Fund's most recent STATEMENT OF ADDITIONAL INFORMATION provides complete details of how Granahan, Wellington Management, Chartwell, and GMO are compensated. The Fund pays no advisory fees to Vanguard, since it provides services to the Fund on an at-cost basis. For the fiscal year ended October 31, 1999, the Fund paid aggregate advisory fees and expenses representing an effective annual rate of 0.25% of the Fund's average net assets for the year.
     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

11

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The individuals primarily responsible for Vanguard Explorer Fund are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan Investment Management, Inc.; in investment management since 1963, with Granahan since 1985; adviser to the Fund since 1990; B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management Company, LLP; in investment management since 1982, with Wellington Management since 1986; adviser to the Fund since 1994; B.A. and M.B.A., Stanford University.

EDWARD N. ANTOIAN, CFA, Partner and one of the founders of Chartwell Investment Partners; in investment management, managing equity funds, since 1984; cofounder of Chartwell in 1997; adviser to the Fund since 1997; B.S., State University of New York; M.B.A., University of Pennsylvania.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group; has worked in investment management since 1985, primary responsibility for Vanguard's stock indexing policy and strategy since joining the company in 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at Grantham, Mayo, Van Otterloo & Co. LLC; has managed investments for GMO since 1979; began managing assets of the Fund in 2000; B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at Grantham, Mayo, Van Otterloo & Co. LLC; has managed investments for GMO since 1987; began managing assets of the Fund in 2000; B.S., University of Massachusetts.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

12

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                 TOTAL ASSETS - LIABILITIES
           NET ASSET VALUE =   ------------------------------
                                NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is EXPLR.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

13

--------------------------------------------------------------------------------
                                          VANGUARD EXPLORER FUND
                                          YEAR ENDED OCTOBER 31,
                        --------------------------------------------------------
                          1999       1998         1997         1996        1995
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $49.60     $62.31       $55.44       $51.05      $45.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .21        .21          .26          .26         .24
 Net Realized and
  Unrealized Gain
  (Loss) on Investments  12.18      (6.82)        9.71         8.37        7.25
                        --------------------------------------------------------
  Total from Investment
   Operations            12.39      (6.61)        9.97         8.63        7.49
                        --------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.20)      (.25)        (.27)        (.24)       (.17)
 Distributions from
  Realized Capital Gains  (.30)     (5.85)       (2.83)       (4.00)      (2.26)
                        --------------------------------------------------------
  Total Distributions     (.50)     (6.10)       (3.10)       (4.24)      (2.43)
--------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $61.49     $49.60       $62.31       $55.44      $51.05
================================================================================
TOTAL RETURN            25.14%    -11.22%       18.93%       17.97%      17.46%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $2,484     $2,196       $2,550       $2,186      $1,476
 Ratio of Total Expenses to
  Average Net Assets     0.74%      0.62%        0.62%        0.63%       0.68%
 Ratio of Net Investment
  Income to Average
  Net Assets             0.36%      0.37%        0.45%        0.51%       0.52%
 Turnover Rate             79%        72%          84%          51%         66%
================================================================================

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $49.60 per share. During the year, the Fund earned $0.21 per share from investment income (interest and dividends) and $12.18 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
Shareholders received $0.50 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
The earnings ($12.39 per share) minus the distributions ($0.50 per share) resulted in a share price of $61.49 at the end of the year. This was an increase of $11.89 per share (from $49.60 at the beginning of the year to $61.49 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 25.14% for the year. As of October 31, 1999, the Fund had $2.484 billion in net assets. For the year, its expense ratio was 0.74% ($7.40 per $1,000 of net assets); and its net investment income amounted to 0.36% of its average net assets. It sold and replaced securities valued at 79% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

15

ACCESSING FUND INFORMATION BY COMPUTER

--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK
The chance that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                     Institutional Division
                                                     Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Explorer Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated
by reference into (and are thus
legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP

PARTICIPANT ACCESS CENTER

P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's website
(www.sec.gov), or you can receive
copies of this information, for a fee,
by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1530


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I024N-052000

                                     PART B

                          VANGUARD(R) EXPLORER(TM) FUND
                                   (THE FUND)

                       STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 11, 2000
                              REVISED MAY 30, 2000

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated May 30, 2000). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE FUND......................................................B-1
INVESTMENT POLICIES..........................................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...........................................B-7
PURCHASE OF SHARES...........................................................B-8
REDEMPTION OF SHARES.........................................................B-9
SHARE PRICE.................................................................B-10
YIELD AND TOTAL RETURN......................................................B-10
MANAGEMENT OF THE FUND......................................................B-12
INVESTMENT ADVISORY SERVICES................................................B-15
PORTFOLIO TRANSACTIONS......................................................B-22
COMPARATIVE INDEXES.........................................................B-22
FINANCIAL STATEMENTS........................................................B-24

                            DESCRIPTION OF THE FUND

ORGANIZATION
     The Fund was originally known as the Explorer Fund, Inc. and was organized as a Delaware corporation in 1967. The Fund merged into a Maryland corporation in 1973, and was subsequently reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard Explorer Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers a single class of shares, but has the ability to offer additional share classes. There is no limit on the number of full and fractional shares that the Fund may issue.

SERVICE PROVIDERS
     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets.
     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants. The accountants audit the Fund's financial statements and provide other related services.
     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES
     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.
     SHAREHOLDER  LIABILITY.  The Fund is organized  under  Delaware law,  which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.
     DIVIDEND RIGHTS. The Fund's shareholders are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions of the Fund. Distributions will be made from the assets of the Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of the Fund held by shareholders on the record date.
     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Fund that would adversely affect to a material degree the rights and preferences of the shares of the fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote.
     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets.
     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.
     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.
     REDEMPTION PROVISIONS. The Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.
     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND
The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

The following policies supplement the Fund's investment policies set forth in the Prospectus.
     REPURCHASE AGREEMENTS. The Fund, along with other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.
     LENDING OF SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.
     FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.
     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.
     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.
     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.
     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.
     Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.
     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
     The risk of loss in trading futures contracts in some strategies can be substantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
     Utilization of futures transactions by a fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
     Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on ertain other futures contraxts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
     The Fund will  distribute  to  shareholders  annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.
     FOREIGN INVESTMENTS. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.
     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.
     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since it seeks long-term capital appreciation and any income should be considered incidental.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.
     ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's outstanding voting shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net asset value.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.
     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.
     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.
     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.
     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.
     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.
     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.
     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.
     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.
     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.
     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.
     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.
     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange (the Exchange) on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.
     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and

(iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

TRADING SHARES THROUGH CHARLES SCHWAB

The Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions, Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows.
          Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.
     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.
     SIGNATURE GUARANTEES. To protect your account, the Fund, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.
     Signature guarantees can be obtained from a bank, broker, or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.
     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment (stock power) which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter of stock power.

                                  SHARE PRICE

The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.
     Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.
     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.
     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.
     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.
     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect the fair value.
     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                             YIELD AND TOTAL RETURN

The yield of the Vanguard Explorer Fund for the thirty-day period ended October 31, 1999 was 0.37%. The average annual total returns for the Fund for the one-, five-, and ten-year periods ended October 31, 1999, were 25.14%, 12.86%, and 12.86%, respectively.

AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.
     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/N - 1

     Where:

          T   =average annual total return
          P   =a hypothetical initial investment of $1,000
          n   =number of years
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION
We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

                                 P (1+T)N = ATV

     Where:

          P   =a hypothetical initial payment of $1,000
          T   =average annual after-tax total return
          n   =number of years
          ATV =after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

     Instructions:

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.
4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN
Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

     Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS
Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6 - 1]

     Where:

          a   =dividends and interest earned during the period
          b   =expenses accrued for the period (net of
               reimbursements)
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends
          d   =the maximum offering price per share on the last day of
               the period

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES
The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the funds administered by Vanguard. The mailing address of the Trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN J.  BRENNAN,  (DOB:  7/29/1954)  Chairman,  Chief  Executive  Officer,  and
Trustee*
Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN  HEFFERNAN  HEISEN,  (DOB:   1/25/1950)  Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), The Mead Corp. (Paper Products), and AmeriSource Health Corp.; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP
The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund, and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under procedures approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.
     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.
     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1999, Vanguard Explorer Fund had contributed capital of $530,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.5% of Vanguard's capitalization.
     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.
     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing  and  offering  to the  public,  from  time to time,  one or more new investment  companies  which will  become  members of The  Vanguard  Group.  The
Trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.
     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.
     During the fiscal years ended October 31, 1997, 1998, and 1999, Vanguard Explorer Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses:
$9,263,000, $10,360,000, and $11,114,000, respectively.

INVESTMENT ADVISORY SERVICES
Vanguard provides investment advisory services to the Fund and several other Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION
The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on page B-15), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.
     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:
- The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
- The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
- Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.
     "INTERESTED" TRUSTEES. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.
     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.

                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                           PENSION OR                               TOTAL
                                           RETIREMENT                           COMPENSATION
                          AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM ALL VANGUARD
                        COMPENSATION    AS PART OF THIS     BENEFITS UPON       FUNDS PAID TO
  NAMES OF TRUSTEES   FROM THIS FUND(1) FUND'S EXPENSES(1)    RETIREMENT         TRUSTEES(2)
------------------------------------------------------------------------------------------------
John C. Bogle(3)             None               None               None                None
John J. Brennan              None               None               None                None
Barbara Barnes
Hauptfuhrer(3)                $99                $13            $15,000                  $0
JoAnn Heffernan Heisen       $595                $33            $15,000             $80,000
Bruce K. MacLaury            $615                $55            $12,000             $75,000
Burton G. Malkiel            $599                $54            $15,000             $80,000
Alfred M. Rankin, Jr.        $595                $40            $15,000             $80,000
John C. Sawhill              $595                $50            $15,000             $80,000
James O. Welch, Jr.          $595                $58            $15,000             $80,000
J. Lawrence Wilson           $595                $42            $15,000             $80,000

---------
(1) The amounts shown in this column are based on the Fund's fiscal year ended October 31, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury).
(3) Mr. Bogle and Mrs. Hauptfuhrer have retired from the funds' Board, effective December 31, 1999 and December 31, 1998, respectively.

                          INVESTMENT ADVISORY SERVICES

The Fund currently employs five separate investment advisers, each of whom manages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Explorer II, Wellington Management Company, LLP was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan Investment Management, Inc. served as sole investment adviser to Explorer II, the acquired Fund. Chartwell Investment Partners and Vanguard were added as advisers on August 1, 1997, and Grantham, Mayo, Van Otterloo & Co. LLC was added on April 3, 2000.
     The proportion of the net assets of the Fund managed by each adviser was established by the Board of Trustees and may be changed in the future by the Board of Trustees as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund uses four advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The Board of Trustees monitors portfolio activity in order to minimize any possible adverse consequences.

WELLINGTON MANAGEMENT COMPANY, LLP
The Fund has entered into an advisory agreement with Wellington Management Company, LLP (Wellington Management) under which Wellington Management manages the investment and reinvestment of a portion of the Fund's assets (the
Wellington  Management  Portfolio)  and  continuously  reviews,  supervises  and administers the Fund's investment program with respect to those assets. As of December 31, 1999, Wellington Management managed approximately 29% of the Fund's net assets. Wellington Management discharges its responsibilities subject to the control of the officers and Trustees of the Fund.
     Wellington Management is a professional investment counseling firm which globally provides investment services to investment companies and other institutions. Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager of the assets of the Fund assigned to Wellington Management. Mr. Abrams has been employed by Wellington Management since 1986 and has served as portfolio manager of the Fund since 1994.
     The Fund pays Wellington Management a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Wellington Management Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million ....................  .250%
            Next $250 million .....................  .200%
            Next $250 million .....................  .150%
            Assets in excess of $1 billion ........  .100%

     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index (the Index). Prior to July 31, 1997, Wellington Management's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter ended October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) was phased in over a 36-month period by calculating Wellington Management's incentive/penalty fee based on the linked performance of new and old benchmarks.
     The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to Wellington Management under the current investment advisory agreement:

            THREE-YEAR CUMULATIVE PERFORMANCE              PERFORMANCE FEE
            DIFFERENTIAL VERSUS THE INDEX                       ADJUSTMENT
            -----------------------------                       ----------
            Trails by -12% or more ..................... -0.50 X Basic Fee
            Trails by more than -6% up to -12% ......... -0.25 X Basic Fee
            Trails/exceeds from -6% through 6% .........  0.00 X Basic Fee
            Exceeds by more than 6% but less than 12% .. +0.25 X Basic Fee
            Exceeds by 12% or more ..................... +0.50 X Basic Fee

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the Wellington Management Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Wellington Management Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Wellington Management Portfolio.
     The Wellington Management Portfolio unit value is determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Pursuant to the Fund's investment advisory agreement with Wellington Management dated February 28, 1990, the number of units in the Wellington Management Portfolio originally equaled the total shares outstanding of the Fund on that date. As assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio is adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed.
     The investment record of the Index or Russell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, computed consistently with the Index or Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index or Russell 2000.
     During the fiscal years ended October 31, 1997, 1998, and 1999, the Fund paid Wellington Management the following advisory fees:

                                                 1997        1998        1999
                                                 ----        ----        ----
      Basic Fee                            $1,950,387  $1,647,928  $1,588,542
      Increase/(Decrease) for Performance     (89,408)   (288,253)    659,915
      Adjustment                           ----------------------------------
      Total                                $1,860,979  $1,359,675  $2,248,457
                                           ----------------------------------
                                           ----------------------------------

GRANAHAN INVESTMENT MANAGEMENT, INC.
On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. (Granahan) as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. As of December 31, 1999, Granahan managed approximately 44% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the officers and Trustees of the Fund.
     Granahan Investment Management, Inc., is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.
     The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million .....................  .300%
            Next $250 million ......................  .200%
            Next $250 million ......................  .150%
            Assets in excess of $1 billion .........  .100%

     The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index (the Index). The incentive portion of the fee may be earned even if the performance of the Granahan Portfolio for the period is negative provided that the Portfolio's performance exceeds the Index by the required percentage. Prior to July 31, 1997, Granahan's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter ended October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) was phased in over a 36-month period by calculating Granahan's incentive/penalty fee based on the linked performance of the new and old benchmarks.
     The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to Granahan under this investment advisory agreement:

      CUMULATIVE 36-MONTH PERFORMANCE            PERFORMANCE FEE
      DIFFERENTIAL VERSUS THE INDEX              ADJUSTMENT
      -----------------------------              ----------
      Trails by -12% or more ................... Decrease by .01875%
      Trails by more than -6% up to -12% ....... Decrease by .009375%
      Trails/exceeds from -6% through 6% ....... No Adjustment
      Exceeds by more than 6% but less than 12%. Increase by .009375%
      Exceeds by 12% or more ................... Increase by .01875%

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

     The Granahan Portfolio unit value is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Pursuant to the Fund's investment advisory agreement with Granahan dated February 28, 1990, the number of units in the Granahan Portfolio originally equalled the total shares outstanding of the Fund on that date. As assets are added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio is adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.
     The investment record of the Index or Russell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, computed consistently with the Index or Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index or Russell 2000.
     The Index shall not be fully operable as the performance benchmark used to determine Granahan's performance fee adjustment until the quarter ending July 31, 2000. Until that date, Granahan's performance fee adjustment shall be determined by linking the investment performance of the Index and that of the Russell 2000 as follows:
(A) QUARTER ENDED OCTOBER 31, 1997. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the eleven quarters ended July 31, 1997 with that of the Index for the quarter ended October 31, 1997.
(B) QUARTER ENDED JANUARY 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the ten quarters ended July 31, 1997 with that of the Index for the two quarters ended January 31, 1998.
(C) QUARTER ENDED APRIL 30, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the nine quarters ended July 31, 1997 with that of the Index for the three quarters ended April 30, 1998.
(D) QUARTER ENDED JULY 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the eight quarters ended July 31, 1997 with that of the Index for the four quarters ended July 31, 1998.
(E) QUARTER ENDED OCTOBER 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the seven quarters ended July 31, 1997 with that of the Index for the five quarters ended October 31, 1998.
(F) QUARTER ENDED JANUARY 31, 1999. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the six quarters ended July 31, 1997 with that of the Index for the six quarters ended January 31, 1999.
(G) QUARTER ENDED APRIL 30, 1999. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the five quarters ended July 31, 1997 with that of the Index for the seven quarters ended April 30, 1999.
(H) QUARTER ENDED JULY 31, 1999. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the four quarters ended July 31, 1997 with that of the Index for the eight quarters ended July 31, 1999.
(I) QUARTER ENDED OCTOBER 31, 1999. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the three quarters ended July 31, 1997 with that of the Index for the nine quarters ended October 31, 1999.
(J) QUARTER ENDED JANUARY 31, 2000. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the two quarters ended July 31, 1997 with that of the Index for the ten quarters ended January 31, 2000.
(K) QUARTER ENDED APRIL 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the quarter ended July 31, 1997 with that of the Index for the eleven quarters ended April 30, 2000.
(L)  QUARTER ENDING JULY 31, 2000. The Index shall be fully operable.

     During the fiscal years ended October 31, 1997, 1998, and 1999, the Fund paid Granahan the following advisory fees:

                                                 1997        1998         1999
                                                 ----        ----         ----
      Basic Fee                            $2,532,966  $2,508,538   $2,476,006
      Increase/(Decrease) for Performance
        Adjustment                           (242,952)   (479,000)           0
                                          ------------------------------------
      Total                                $2,290,014  $2,029,538   $2,476,006
                                          ------------------------------------

CHARTWELL INVESTMENT PARTNERS
The Fund also employs Chartwell Investment Partners (Chartwell) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets. As of December 31, 1999, Chartwell managed approximately 13% of the Fund's assets. Chartwell discharges its responsibilities subject to the control of the officers and Trustees of the Fund.
     For the services provided by Chartwell under the advisory agreement the Fund pays Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $250 million ......................... 0.40%
            Next $250 million .......................... 0.30%
            Assets in excess of $500 million ........... 0.20%

     Effective with the quarter ended July 31, 1998 the Basic Fee, as provided above, is increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index (the Index). The following table sets forth the fee payable by the Fund to Chartwell based upon the incentive/penalty adjustment:

            THREE-YEAR CUMULATIVE PERFORMANCE              PERFORMANCE FEE
            DIFFERENTIAL VERSUS THE INDEX                       ADJUSTMENT
            -----------------------------                       ----------
            Trails by -12% or more ..................... -0.20 X Basic Fee
            Trails by more than -6% up to -12% ......... -0.10 X Basic Fee
            Trails/exceeds from -6% through 6% .........  0.00 X Basic Fee
            Exceeds by more than 6% but less than 12% .. +0.10 X Basic Fee
            Exceeds by 12% or more ..................... +0.20 X Basic Fee

     Through the quarter ending July 31, 2000, the incentive/penalty fee for Chartwell will be calculated according to the following transition rules:

(A) AUGUST 1, 1997 THROUGH APRIL 30, 1998. Beginning with the quarter ended October 31, 1997 and through the quarter ended April 30, 1998, there was no Performance Fee Adjustment.
(B) MAY 1, 1998 THROUGH JULY 31, 2000. Beginning with the quarter ended July 31, 1998 and through the quarter ending July 31, 2000, the Performance Fee Adjustment is computed based upon a comparison of the investment performance of the Chartwell Portfolio and that of the Index over the number of quarters that have elapsed between August 1, 1997 and the end of the quarter for which the fee is computed. During this period, the number of percentage points by which the investment performance of the Chartwell Portfolio must exceed or trail the investment performance of the Index at each Performance Fee Adjustment level shall be determined on the basis of a fraction applied to the performance differentials shown in the above table. For each quarter, this fraction shall equal the number of quarters elapsed since August 1, 1997 divided by twelve.
(C) ON AND AFTER JULY 31, 2000. For the quarter ending July 31, 2000 and thereafter, the period used to calculate the Performance Fee Adjustment shall be the 36 months through the end of the quarter for which the fee is being computed and the number of percentage points used shall be as stated in the table above.

     The investment performance of the Fund, for any period, expressed as a percentage of the "Chartwell Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Chartwell Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Fund's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Fund.
     The Chartwell Portfolio Unit Value is determined by dividing the total net assets of the Chartwell Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Fund equalled the total shares outstanding of the Fund. As assets are added to or withdrawn from the Chartwell Portfolio, the number of units of the Chartwell Portfolio is adjusted based on the unit value of the Chartwell Portfolio on the day such changes are executed.
     For the period August 1, 1997 to October 31, 1997, and the fiscal years ended October 31, 1998 and 1999, the Fund paid Chartwell Investment Partners the following advisory fees:

                                     AUG. 1-OCT. 31
                                               1997        1998         1999
                                               ----        ----         ----
      Basic Fee                            $202,329    $952,259   $1,042,721
      Increase/(Decrease) for
        Performance Adjustment                    0     (71,146)      70,879
                                  ------------------------------------------
      Total                                $202,329    $881,113   $1,113,600
                                  ------------------------------------------

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
The Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets. GMO discharges its responsibilities subject to the control of the officers and Trustees of the Fund.
     The Fund pays GMO a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the GMO Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $500 million ......................... 0.275%
            Next $500 million .......................... 0.225%
            Assets in excess of $1 billion ............. 0.200%

     Subject to the transition rule described below, the Basic Fee, as provided above, will be increased or decreased by the amount of a Performance Fee Adjustment ("Adjustment"). The Adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the Adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2000 Growth Index (the "Index") for the same period. The Adjustment is computed as follows:

CUMULATIVE 36-MONTH PERFORMANCE                   ADJUSTMENT AS A PERCENTAGE
VERSUS THE INDEX                                          OF AVERAGE ASSETS*
----------------                                          ------------------

Trails by any amount ...................                              -0.15%
Equals-to-exceeds by up to 3% ..........   Linear decrease from 0% to -0.15%
Exceeds by 3% to 6% ....................   Linear increase from 0% to +0.15%
Exceeds by more than 6% ................                              +0.15%
---------------------------
*For purposes of this calculation, the Adjustment is calculated by applying the quarterly rate against the net assets of the GMO Portfolio over the same time period for which the performance is measured.

     The Adjustment will not be fully operable until the close of the quarter ending April 30, 2003. Until that time, the following transition rules will apply:

(A) APRIL 3, 2000 THROUGH JANUARY 31, 2001. GMO's compensation will be the Basic Fee. No Adjustment will apply during this period.
(B) FEBRUARY 1, 2001 THROUGH APRIL 30, 2003. Beginning February 1, 2001, the Adjustment will take effect on a progressive basis with regards to the number of months elapsed between May 1, 2000, and the quarter for which GMO's fee is being computed. During this period, the Adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months elapsed since May 1, 2000 and the denominator will be thirty-six (36).
(C) ON AND AFTER MAY 1, 2003. Commencing May 1, 2003, the Adjustment will be fully operable.
     The investment performance of the GMO Portfolio for any period, expressed as a percentage of the "GMO Portfolio unit value" at the beginning of such period will be the sum of: (i) the change in the GMO Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the GMO Portfolio.
     The "GMO Portfolio unit value" will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100.00 on April 3, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio shall neither be included in the total net assets of the GMO Portfolio nor included in the computation of the "GMO portfolio unit value."
     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of:
(i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

THE VANGUARD GROUP, INC.

Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to 9% (as of December 31, 1999) of Vanguard Explorer Fund's assets, and any cash reserves held by the Fund (5% as of December 31, 1999). Vanguard's Quantitative Equity Group is supervised by the officers of the funds.

     For the period August 1, 1997 to October 31, 1997, and the fiscal years ended October 31, 1998 and 1999, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts:
$2,000, $38,000, and $170,000, respectively.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS
The Fund's current agreements with Wellington Management, Granahan, Chartwell, GMO, and Vanguard are renewable for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS

The Advisers are authorized (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
     In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreements but are unable to determine the amount by which such services may reduce their expenses.
     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Advisers may cause the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to the Fund and the other funds in the Group.
     Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Fund. However, the Advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.
     During the fiscal years ended October 31, 1997, 1998, and 1999, the Fund paid $3,057,037, $3,023,496, and $3,178,526 in brokerage commissions, respectively.
     Some securities considered for investment by the Fund may also be appropriate for other Vanguard funds and/or clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Advisers. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Trustees.

                              COMPARATIVE INDEXES

Each of the investment company members of the Group, including Vanguard Explorer Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes:

SMALL COMPANY GROWTH FUND STOCK INDEX--is composed of the various domestic common stocks that are held in the 25 largest small company stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., Wellington Management, Granahan, nor Chartwell are affiliated with Morningstar or Vestek Systems in any way.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN BROTHERS CORPORATE (BAA) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

LEHMAN BROTHERS  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all
publicly    issued,    fixed    rate,     nonconvertible    investment    grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL   2000  STOCK   INDEX--is   composed   of   approximately   2,000  small
capitalization stocks.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements for the year ended October 31, 1999, including the financial highlights for each of the five fiscal years in the period ended October 31, 1999, appearing in the Vanguard Explorer Fund 1999 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.



                                                               SAI024-05/30/2000

                                     PART C

                             VANGUARD EXPLORER FUND
                               OTHER INFORMATION

ITEM 23. EXHIBITS
(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts+
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements**
(h)    Amended and Restated Funds' Service Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Not Applicable
(o)    Not Applicable
(p)    Codes of Ethics*
 -----------
  * Filed herewith
 ** Filed previously
  + Filed herewith for Grantham, Mayo, Van Otterloo & Co. LLC; filed previously for the other Investment Advisers

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION
The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
     Granahan Investment Management, Inc. (Granahan) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Granahan, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Granahan pursuant to the Advisers Act (SEC File No. 801-23705).
     Chartwell Investment Partners (Chartwell) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of Chartwell, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).
     The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
     Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of GMO, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by GMO pursuant to the Advisers Act (SEC File No. 801-15028).

ITEM 27. PRINCIPAL UNDERWRITERS
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 29. MANAGEMENT SERVICES
Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS
Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursusant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of May, 2000.

                                                   VANGUARD EXPLORER FUND

                                            BY:_________________________________
                                                          (signature)
                                                         (HEIDI STAM)
                                                       JOHN J. BRENNAN*
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                     TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      May 25, 2000
   ---------------------------  Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BRUCE K. MACLAURY      Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
      Bruce K. MacLaury*


By:/S/ BURTON G. MALKIEL      Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.  Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ JAMES O. WELCH, JR.    Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         May 25, 2000
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS      Treasurer and Principal         May 25, 2000
   ---------------------------  Financial Officer and
       (Heidi Stam)             Principal Accounting Officer
      Thomas J. Higgins*

*By Power of  Attorney.  See File Number  33-4424,  filed on January  25,  1999.
 Incorporated by Reference.

                               INDEX TO EXHIBITS

Investment Advisory Contract........................................... Ex-99.BD
Consent of Independent Accountants..................................... Ex-99.BJ
Codes of Ethics........................................................ Ex-99.BP